Exhibit 10.1

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Loan Agreement

between

SES SOCIETE D’ENERGIE SOLAIRE SA	Route de Saint-Julien 129 1228 Plan-les-Ouates

Joint engagement : (hereinafter the “debtors”)	In the event of a plurality of debtors, the latter shall be jointly liable, pursuant to Art. 143seq CO.

and

Banque Cantonale de Genève (hereinafter the “bank”)	Quai de l’Ile 17, 1204 Geneva

Object :
Financing of the construction of a photovoltaic power plant (hereinafter the “solar plant”) on the roof top of the [***] Shopping Mall, prior to purchase of the solar plant by [***] subsequent to the operation starting date, expected by June 30, 2010.

Limit :	CHF 3'000'000.00 (three million Swiss francs)

Use :	On current account :

N° : 5017.04.49 [***]

and/or

for the opening of letter of credits :

The bank reserves all rights to refuse issuance of certain warranties and/or cautions and letter of credits.

Interest :	Current account :

5.750% per year for the letter of credits, variable at any time, notably subject to the conditions of the market.

Special interest rate will be charged on any amount in excess of the limit of the loan in current account. This interest rate is regularly published in the brochure “Tariffs and Services Conditions” of the bank ; currently, it amounts to 9.500%.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Commission :	Current account :
0.250% per quarter, calculated on the highest debit balance during the given period.

Issuance of letters of credit :
The bank will charge a commission and costs on issuance of letter of credits.

Billing :	The interests, commissions and costs will be calculated and included in the current account each quarter.

Set-up fees :	CHF 10'000.00, which will be deducted from account N°5017.04.49 during the first closing

Maturity:
June 30, 2010, date on which the financing will have been entirely repaid, being understood that the loan can be accelerated at any time by one or the other of the parties, according to the general conditions of the bank.

Security :	Simple security from [***] in the amount of up to CHF 3'000'000.00 in capital, in accordance with the instrument to be provided to the bank.

Assignment by the debtor(s) to the bank of the sale proceeds of the financed solar plant, pursuant to the assignment agreement attached herewith.

Assignment by the debtor(s) to the bank of the proceeds resulting from the contract to be entered into with [***] relating to the sale of the electricity, pursuant to the assignment agreement attached herewith.

Assignment by the debtor(s) to the bank of the proceeds of the civil liability insurance policy and fire flood insurance policy (natural disasters, riots and acts of malevolence), pursuant to the assignment agreement attached herewith.

Assignment by the debtor(s) to the bank of the proceeds of the sale of the industrial building located in chemin du Champs-des-Filles, 1228 Plan-les-Ouates, pursuant to the assignment agreement attached herewith.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Other conditions :	The amount of this credit is determined on the basis of the financial plan provided to the bank, based upon a global cost of the project in the amount of CHF [***].

The amounts for which the financing is not provided for by the bank are as follows:

- CHF [***] of works performed by Hevron S.A., - CHF 250'000.00 of beneficiary margin of the debtor(s).

Payment of the two amounts indicated above is postponed until the maturity date of the current financing.

The repayment of the EUR [***] corresponding to the advance of 5% paid by the debtor(s) at the order of the photovoltaic modules is not due until the sale of the solar plant to [***].

Should the project undergo any technical or financial modifications, the debtor(s) must inform the bank at the earliest date possible.

During the construction, the solar plant shall be sufficiently and constantly insured against fire and flood damages by a company having its head office in Switzerland. The insurance shall also cover civil liability. The debtor(s) commit themselves to provide the bank with a copy of the insurance policy covering the construction site.

Any modification of the contract or delay in payment of an insurance premium shall be notified to the bank.

Subordination of the claims of SES Solar Inc. amounting to CHF 2,381,926 pursuant to the annual statement as of December 31, 2008, copy of which is to be provided to the bank.

The debtor(s) commit themselves not to reimburse the claims above without the bank’s written consent.

At the end of the construction, the debtor(s) shall provide the bank with a copy of the certificate established by [***] certifying that the constructions have been correctly realized and that they do not present any danger to third parties.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Miscellaneous :	Under no circumstances shall the sum of credit be liberated without:

Satisfaction of all the aforementioned points (being understood that the conclusion of the guarantee provided by [***] and conclusion of the contract with [***] will take place after the use of credit),

Definite validation of the construction permit, a copy of which shall be submitted to the bank,

Remittance to the bank of a copy of the purchase agreement of the solar power station between the debtor(s) and the [***], duly signed, for the minimum price of CHF [***],

Remittance to the bank of a duly signed copy of the agreement between the debtor(s) and Hevron S.A, in relation to the works to be provided for the minimum amount of CHF [***] and with deferred payments,

Remittance to the bank of a copy of the contract of use of a commercial building’s roof in [***], free of charge, between the debtor(s) and the owner of the building, duly signed, for a minimum term of 25 years

Remittance to the bank of a copy of the contract duly signed between the debtor(s) and [***] in relation to the purchase of the electricity produced by the financed solar power station

The debtor(s) shall notify the bank immediately of any circumstances which put or could put them in default or which caused or could cause a deterioration in its/their financial standing.

Funds withdrawals :	This loan shall be used as the works advance, by means of payment orders, accompanied by the relevant invoices to the benefit of the service providers, established and signed by debtor(s)

To allow a precise control of the payment, the debtor(s) will provide the bank with the list of the service providers duly dated and signed.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Other contractual bases:	In addition, the present contract is also governed by the following enclosed documents, which are integral part of this contract and which should be returned to the bank duly dated and signed:

• 4 assignment agreements of products as a possible guarantee

Notices:	All correspondence in relation to the financing should be sent to:

SES SOCIETE D’ENERGIE SOLAIRE SA Mrs. Sandrine Crisafulli Route de Saint-Julien 129 1228 Plan-les-Ouates

Deadline for acceptance :	The present contract and its annexes must be returned to the bank no later than 30 September 09 duly signed and dated.

The undersigned confirms that they took knowledge of every page of the present contract, as well as general terms of the bank and the aforementioned documents, and declares to accept all the contractual conditions which are enunciated therein.

Geneva, 18 September, 2009

Banque Cantonale de Genève

Tanguy de Jaegere	Luca Fontanelli
Member of the Management	Executive

Debtor(s):

Signature /s/ Sandrine Crisafulli
SES SOCIETE D’ENERGIE SOLAIRE SA

Place and date :	Plan-les-Ouates
September 18, 2009

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Contract to provide a guarantee

The undersigned:
SES SOCIETE D’ENERGIE SOLAIRE SA

Assign to the Banque Cantonale de Genève, with its headquarters in Geneva (“the Bank”):

All the proceeds of the sale of the Solar Central (being: the photovoltaic production unit comprising the solar panels, the supporting structure, cables, accessory equipment, and the associated remote processing) that is to be built on the rooftops and in an appropriate local in the Shopping Center of [***], at [***],

As well as all the accessory rights and preferences, and interests that are or are to be owed.

The present assignment guarantees all present and future rights that the Bank have or may have against the undersigned.

The undersigned commit themselves to instruct the buyer to make payment directly to the Bank who has the authority to notify the assignment if it thinks fit.

The undersigned acknowledge as being binding, the general conditions that are applicable in relation to the Bank’s business and its clients.

Assignee(s)
SES SOCIETE D’ENERGIE SOLAIRE SA

Signature: /s/ Sandrine Crisafulli

Date and place: September 18, 2009

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Contract to provide a guarantee

The undersigned:
SES SOCIETE D’ENERGIE SOLAIRE SA

Assign to the Banque Cantonale de Genève, with its headquarters in Geneva (“the Bank”), the product of the potential sale of the property at:

Chemin des Champ-des-Filles 36, 1228 Plan-les-Ouates (DDP 6786 de la commune de Plan-les-Ouates)

For a sum, yet to be determined, but that will be decided with a potential buyer, including all accessory rights and preferences, as well as interests that are or are to be owed.

The present assignment guarantees all present and future rights that the Bank have or may have against the undersigned.

The undersigned commit themselves to instruct the buyer to make his payment(s) directly to the Bank who is authorized to notify the assignment if it thinks fit.

The undersigned acknowledge as being binding, the general conditions that are applicable in relation to the Bank’s business and its clients.

Assignee(s)
SES SOCIETE D’ENERGIE SOLAIRE SA

Signature: /s/ Sandrine Crisafulli

Date and place: September 18, 2009

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Contract to provide a guarantee

The undersigned:
SES SOCIETE D’ENERGIE SOLAIRE SA

Assign to the Banque Cantonale de Genève, with its headquarters in Geneva (“the Bank”):

All the proceeds arising from the contract that the undersigned will conclude with [***] in relation to the sale of electricity produced by the solar central that it to be built on the rooftops of the shopping center at [***],

As well as all the accessory rights and preferences, and interests that are or are to be owed.

The present assignment guarantees all present and future rights that the Bank have or may have against the undersigned.

The undersigned commit themselves to instruct the buyer to make his payment(s) directly to the Bank who is authorized to notify the assignment if it thinks fit.

The undersigned acknowledge as being binding, the general conditions that are applicable in relation to the Bank’s business and its clients.

Assignee(s)
SES SOCIETE D’ENERGIE SOLAIRE SA

Signature: /s/ Sandrine Crisafulli

Date and place: September 18, 2009

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Contract to provide a guarantee

The undersigned:
SES SOCIETE D’ENERGIE SOLAIRE SA

Assign to the Banque Cantonale de Genève, with its headquarters in Geneva (“the Bank”):

Its (their) rights that follow from the policies of the civil liability insurance and fire and floor insurance (force of nature, riots and malevolence acts) concluded by the undersigned to cover the risks that are inherent to the construction and exploitation of the solar central on the rooftops of the shopping center at [***],

As well as all the accessory rights and preferences, and interests that are or are to be owed.

The present assignment guarantees all present and future rights that the Bank have or may have against the undersigned.

The undersigned commit themselves to instruct the buyer to make his payment(s) directly to the Bank who is authorized to notify the assignment if it thinks fit.

The undersigned acknowledge as being binding, the general conditions that are applicable in relation to the Bank’s business and its clients.

Assignee(s)
SES SOCIETE D’ENERGIE SOLAIRE SA

Signature: /s/ Sandrine Crisafulli

Date and place: September 18, 2009